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                                                                   Exhibit 10.12

                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT, dated as of November 7, 2002, is between Zi Corporation, an Alberta corporation with its principal place of business at Suite 2100, 840 - 7th Avenue, S.W., Calgary, Alberta T2P 3G2 (herein, together with permitted assigns, the "Holder"), and JKC Group, Inc., a New York corporation with its principal place of business at 1385 Broadway, 24th Floor, New York, NY 10018 (the "Company").

                                   BACKGROUND

         WHEREAS, pursuant to the terms of the Stock Purchase Agreement dated as of August 2, 2002, as subsequently amended (the "Purchase Agreement"), the Company has agreed to acquire all of the issued and outstanding shares of MagicVision Media Inc. ("Vision") from the Holder at a purchase price, subject to adjustment, of USD $12,222,500 payable in notes of the Company and, at its election, 29,750,000 shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), or exchangeable preferred shares of JKC Alberta Ltd. (the "Preferred Shares"), which Preferred Shares can be exchanged for 29,750,000 shares of Common Stock (whether directly issued or issued in exchange for the Preferred Shares, the "Shares") (terms not defined herein shall have the meanings ascribed to them in the Purchase Agreement); and

         WHEREAS, in addition to the foregoing, the Holder may receive under the Purchase Agreement, additional payments in the form of shares of the Company's Common Stock if certain conditions set forth in the Purchase Agreement are met ("Additional Shares"); and

         WHEREAS, the Company desires to grant to the Holder the registration rights set forth herein with respect to the Shares and Additional Shares (hereinafter referred to collectively as the "Acquired Shares") as more specifically set forth in this Agreement;

                                    AGREEMENT

         NOW, THEREFORE, for and in consideration of the foregoing and the mutual covenants contained in this Agreement, the parties hereto mutually agree as follows:

         1. Registrable Securities. As used herein the term "Registrable Security" means all Acquired Shares; provided however, that Registrable Securities shall not include Acquired Shares (A) disposed off pursuant to the Registration Statement (as hereinafter defined), (B) sold under circumstances under which all of the applicable conditions of Rule 144 (or any similar provision then in force) ("Rule 144") under the Securities Act of 1933, as amended (the "Securities Act") are met, (C) transferred to persons who may trade such Acquired Shares without restriction under the Securities Act, and a new certificate or other evidence of ownership for such Acquired Shares not bearing a restrictive legend has been delivered by the Company or (D) sold or available for sale in the opinion of the counsel to the Company without any time, volume or manner limitations pursuant to Rule 144(k) (or any similar provision then in effect) under the Securities Act. The term "Registrable Securities" means any and/or all of the securities falling within the foregoing definition of a "Registrable Security." In the event of any merger or business combination, reorganization, amalgamation or statutory plan of arrangement, consolidation, recapitalization or other change in corporate structure affecting the Common Stock, such adjustment shall be deemed to be made in the definition of "Registrable Security" as is appropriate in order to prevent any dilution or enlargement of the rights granted pursuant to this Agreement.


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         2. Restrictions on Transfer. The Holder acknowledges and understands that in the absence of an effective Registration Statement authorizing the resale of the Acquired Shares as provided herein, the Acquired Shares are "restricted securities" as defined in Rule 144 promulgated under the Securities Act. The Holder understands that no disposition or transfer of the Acquired Shares may be made by the Holder (i) in the absence of an opinion of counsel to the Holder, in form and substance reasonably satisfactory to the Company, that such transfer may be made without registration under the Securities Act or (ii) in accordance such registration.

         With a view to making available to the Holder the benefits of Rule 144, the Company agrees to file with the Securities and Exchange Commission (the "Commission") in a timely manner all reports and other documents required to be filed by the Company pursuant to Section 13 or 15(d) under the Exchange Act.

         3. Registration Rights With Respect to the Acquired Shares.

            (a) The Company agrees that it will prepare and file with the Commission, within ninety (90) days after the closing of the transactions contemplated by the Purchase Agreement, a registration statement (on Form S-3, or other appropriate form of registration statement) under the Securities Act (the "Registration Statement"), at the sole expense of the Company (except as provided in Section 3(c) hereof), in respect of the Holder, so as to permit the resale of the Acquired Shares pursuant to Rule 415 under the Securities Act by the Holder.

            (b) The Company shall use its best efforts to cause the Registration Statement to become effective within five (5) days of SEC clearance to request acceleration of effectiveness. The Company will notify the Holder of the effectiveness of the Registration Statement within one business day of such event.

            (c) The Company will maintain the Registration Statement or post-effective amendment filed under this Section 3 hereof effective under the Securities Act for so long as the Acquired Shares remain Registrable Securities and the Company remains subject to reporting obligations under Section 13 or 15(d) of the Exchange Act (the "Effectiveness Period").

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            (d) All fees, disbursements and out-of-pocket expenses and costs incurred by the Company in connection with the preparation and filing of the Registration Statement under subparagraph 3(a) and in complying with applicable securities and Blue Sky laws (including, without limitation, all attorneys' fees of the Company) shall be borne by the Company. The Holder shall bear the cost of underwriting and/or brokerage discounts, fees and commissions, if any, applicable to the Acquired Shares being registered and the fees and expenses of its counsel. The Holder and its counsel shall have a reasonable period, not to exceed five (5) business days, to review the proposed Registration Statement or any amendment thereto, prior to filing with the Commission, and the Company shall provide the Holder with copies of any comment letters received from the Commission with respect thereto within two (2) business days of receipt thereof. The Company shall make reasonably available for inspection by the Holder, and any attorney, accountant or other agent retained by the Holder, all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the Company's officers, directors and employees to supply all information reasonably requested by the Holder or any such attorney, accountant or agent in connection with the Registration Statement, in each case, as is customary for similar due diligence examinations; provided, however, that all records, information and documents that are designated in writing by the Company, in good faith, as confidential, proprietary or containing any material non-public information shall be kept confidential by the Holder and any such attorney, accountant or agent (pursuant to an appropriate confidentiality agreement in the case of the Holder or agent), unless such disclosure is made pursuant to judicial process in a court proceeding (after first giving the Company an opportunity promptly to seek a protective order or otherwise limit the scope of the information sought to be disclosed) or is required by law, or such records, information or documents become available to the public generally or through a third party not in violation of an accompanying obligation of confidentiality; and provided further that, if the foregoing inspection and information gathering would otherwise materially and adversely disrupt the Company's conduct of its business, such inspection and information gathering shall, to the maximum extent possible, be coordinated by the Holder. The Company shall qualify, if qualification is required under applicable law, any of the Acquired Shares for sale in such states as such the Holder reasonably designates and shall furnish indemnification in the manner provided in Section 6 hereof. However, the Company shall not be required to qualify in any state which will require an escrow or other restriction relating to the Company, or which will require the Company to qualify to do business in such state or require the Company to file therein any general consent to service of process. The Company at its expense will supply the Holder with copies of the Registration Statement and the prospectus included therein and other related documents in such quantities as may be reasonably requested by the Holder.

            (e) If at any time or from time to time after the effective date of the Registration Statement, the Company notifies the Holder in writing of the existence of a Potential Material Event (as defined in Section 3(e) below), the Holder shall not offer or sell any Acquired Shares or engage in any other transaction involving or relating to Acquired Shares, from the time of the giving of notice with respect to a Potential Material Event until the Holder receives written notice from the Company that such Potential Material Event either has been disclosed to the public or no longer constitutes a Potential Material Event. If a Potential Material Event shall occur prior to the date the Registration Statement is filed, then the Company's obligation to file the Registration Statement shall be delayed without penalty for not more than thirty
(30) days. The Company must give the Holder notice in writing at least two (2) business days prior to the first day of the blackout period, if lawful to do so. Any such blackout periods shall not exceed in the aggregate thirty (30) days in any 12-month period.

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            (f) "Potential Material Event" means any of the following: (a) the possession by the Company of material information that is not ripe for disclosure in a registration statement, as determined in good faith by the President or the Board of Directors of the Company; or (b) any material engagement or activity by the Company which would, in the good faith determination of the President or the Board of Directors of the Company, be adversely affected by disclosure in a registration statement at such time, which determination shall be accompanied by a good faith determination by the President or the Board of Directors of the Company that the Registration Statement would be materially misleading absent the inclusion of such information.

         4. Cooperation with Company. The Holder will cooperate with the Company in all respects in connection with this Agreement, including timely supplying all information reasonably requested by the Company (which shall include all information regarding the Holder and proposed manner of sale of the Registrable Securities required to be disclosed in the Registration Statement) and executing and returning all documents reasonably requested in connection with the registration and sale of the Registrable Securities and entering into and performing its obligations under any underwriting agreement, if the offering is an underwritten offering, in usual and customary form, with the managing underwriter or underwriters of such underwritten offering.

         5. Registration Procedures. If and whenever the Company is required by any of the provisions of this Agreement to effect the registration of any of the Registrable Securities under the Securities Act, the Company shall (except as otherwise provided in this Agreement), as expeditiously as possible, subject to the Holder's assistance and cooperation as reasonably required:

            (a) prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such Registration Statement whenever the Holder shall desire to sell or otherwise dispose of the same (including prospectus supplements with respect to the sales of securities from time to time in connection with a registration statement pursuant to Rule 415 promulgated under the Securities Act) and (ii) take all lawful action such that each of (A) the Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, not misleading and (B) the prospectus forming part of the Registration Statement, and any amendment or supplement thereto, does not at any time during the Registration Period include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

            (b) (i) prior to the filing with the Commission of any Registration Statement (including any amendments thereto) and the distribution or delivery of any prospectus (including any supplements thereto), provide draft copies thereof to the Holder and reflect in such documents all such comments as the Holder (and their counsel) reasonably may propose and (ii) furnish to the Holder such numbers of copies of a prospectus including a preliminary prospectus or any amendment or supplement to any prospectus, as applicable, in conformity with the requirements of the Securities Act, and such other documents, as the Holder may reasonably request in order to facilitate the public sale or other disposition of the Acquired Shares;
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                                     - 5 -


            (c) register and qualify, if qualification is required under applicable law, the Registrable Securities covered by the Registration Statement under such other securities or blue sky laws of such jurisdictions as the Holder shall reasonably request (subject to the limitations set forth in Section 3(d) above), and do any and all other acts and things which may be necessary or advisable to enable the Holder to consummate the public sale or other disposition in such jurisdiction of the securities owned by the Holder, except that the Company shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or to file therein any general consent to service of process;

            (d) list such Registrable Securities on the American Stock Exchange, and any other exchange on which the Common Stock of the Company is then listed, if the listing of such Registrable Securities is then permitted under the rules of such exchange;

            (e) notify the Holder at any time when a prospectus relating thereto covered by the Registration Statement is required to be delivered under the Securities Act, of the happening of any event of which it has knowledge as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and the Company shall prepare and file a curative amendment under Section 7(a) as quickly as commercially possible;

            (f) as promptly as practicable after becoming aware of such event, notify the Holder (and, in the event of an underwritten offering, the managing underwriters) of the issuance by the Commission or any state authority of any stop order or other suspension of the effectiveness of the Registration Statement at the earliest possible time and take all lawful action to effect the withdrawal, recession or removal of such stop order or other suspension;

            (g) cooperate with the Holder to facilitate the timely preparation and delivery of certificates for the Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates for the Registrable Securities to be in such denominations or amounts, as the case may be, as the Holder reasonably may request and registered in such names as the Holder may request; and, within three (3) business days after a Registration Statement which includes Registrable Securities is declared effective by the Commission, or three (3) business days after the delivery of a prospectus or supplement or amendment thereto, whichever is later, deliver and cause legal counsel selected by the Company to deliver to the transfer agent for the Registrable Securities (with copies to the Holders whose Registrable Securities are included in such Registration Statement) an appropriate instruction and, to the extent necessary, an opinion of such counsel;

            (h) take all such other lawful actions reasonably necessary to expedite and facilitate the disposition by the Holder of its Registrable Securities in accordance with the intended methods therefor provided in the prospectus which are customary for issuers to perform under the circumstances; and

            (i) maintain a transfer agent and registrar for its Common Stock.



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         6. Indemnification.

            (a) The Company agrees to indemnify and hold harmless the Holder and each person, if any, who controls the Holder within the meaning of the Securities Act and each officer, director, member, or partner of the Holder ("Indemnified Person") against any losses, claims, damages or liabilities, joint or several (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees), to which the Indemnified Person may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, or any related preliminary prospectus, final prospectus or amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, preliminary prospectus, final prospectus or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by the Indemnified Person, specifically for use in the preparation thereof. This Section 6(a) shall not inure to the benefit of any Indemnified Person with respect to any person asserting such loss, claim, damage or liability who purchased the Registrable Securities which are the subject thereof if the Indemnified Person failed to send or give (in violation of the Securities Act or the rules and regulations promulgated thereunder) a copy of the prospectus contained in such Registration Statement to such person at or prior to the written confirmation to such person of the sale of such Registrable Securities, where the Indemnified Person was obligated to do so under the Securities Act or the rules and regulations promulgated thereunder. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

            (b) Each Indemnified Person agrees that it will indemnify and hold harmless the Company, and each officer, director of the Company or person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages or liabilities (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees) to which the Company or any such officer, director or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, or any related preliminary prospectus, final prospectus or amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, preliminary prospectus, final prospectus or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by the Holder, specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability which the Holder may otherwise have. Notwithstanding anything to the contrary herein, the Holder shall not be liable under this Section 6 (b) for any amount in excess of the net proceeds to such Holder as a result of the sale of Registrable Securities pursuant to the Registration Statement.
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            (c) Promptly after receipt by an indemnified party under this
Section 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 6, notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party except to the extent of actual prejudice demonstrated by the indemnifying party. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, assume the defense thereof, subject to the provisions herein stated and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 6 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless the indemnifying party shall not pursue the action to its final conclusion. The indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the indemnified party; provided that if the indemnified party is the Holder, the fees and expenses of such counsel shall be at the expense of the indemnifying party if
(i) the employment of such counsel has been specifically authorized in writing by the indemnifying party, or (ii) the named parties to any such action (including any impleaded parties) include both the Holder and the indemnifying party and the Holder shall have been advised by such counsel that there may be one or more legal defenses available to the indemnifying party different from or in conflict with any legal defenses which may be available to the Holder (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the Holder, it being understood, however, that the indemnifying party shall, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable only for the reasonable fees and expenses of one separate firm of attorneys for the Holder, which firm shall be designated in writing by the Holder). No settlement of any action against an indemnified party shall be made without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld.

            (d) All fees and expenses of the indemnified party (including reasonable costs of defense and investigation in a manner not inconsistent with this Section and all reasonable attorneys' fees and expenses) shall be paid to the indemnified party, as incurred, within ten (10) business days of written notice thereof to the indemnifying party (regardless of whether it is ultimately determined that an indemnified party is not entitled to indemnification hereunder; provided, that the indemnifying party may require such indemnified party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such indemnified party is not entitled to indemnification hereunder).

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                                     - 8 -


         7. Contribution. In order to provide for just and equitable contribution under the Securities Act in any case in which (i) the indemnified party makes a claim for indemnification pursuant to Section 6 hereof but is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that the express provisions of Section 6 hereof provide for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any indemnified party, then the Company and the applicable Indemnified Person shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees), in either such case (after contribution from others) on the basis of relative fault as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the applicable Indemnified Person on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Indemnified Person agree that it would not be just and equitable if contribution pursuant to this
Section 7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 7. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         8. Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be delivered as set forth in the Purchase Agreement.

         9. Assignment. Except as set forth in the following sentence. Neither this Agreement nor any rights of the Holder or the Company hereunder may be assigned by either party to any other person. Notwithstanding the foregoing, this Agreement may be assigned by the Holder (a) to any pledgee of the Acquired Shares, (b) to any person who purchases a minimum of 500,000 Acquired Shares, and (c) upon the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed in the case of an assignment to an affiliate of the Holder, the Holder's interest in this Agreement may be assigned at any time, in whole or in part, to any other person or entity (including any affiliate of the Holder) who agrees to be bound hereby. In such event, the provisions of this Agreement shall inure to the benefit of, and be enforceable by, any transferee or pledgee of any of the Acquired Shares.

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                                     - 9 -


         10. Counterparts/Facsimile. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when together shall constitute but one and the same instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other party. In lieu of the original, a facsimile transmission or copy of the original shall be as effective and enforceable as the original.

         11. Remedies. The remedies provided in this Agreement are cumulative and not exclusive of any remedies provided by law. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

         12. Conflicting Agreements. The Company shall not enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holder in this Agreement or otherwise prevents the Company from complying with all of its obligations hereunder.

         13. Headings. The headings in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         14. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to its principles of conflicts of laws. Any action may be brought as set forth in the Purchase Agreement. Any party shall have the right to seek injunctive relief from any court of competent jurisdiction in any case where such relief is available. Any party shall have the right to seek injunctive relief from any court of competent jurisdiction in any case where such relief is available. The prevailing party in such injunctive action shall be awarded its costs, including attorney's fees, from the non-prevailing party.

         15. Severability. If any provision of this Agreement shall for any reason be held invalid or unenforceable, such invalidity or unenforceablity shall not affect any other provision hereof and this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein. Terms not otherwise defined herein shall be defined in accordance with the Agreement.



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                                     - 10 -


                  IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed, on the day and year first above written.

                                                     JKC GROUP, INC.


                                                     By: /s/ Richard Siskind
                                                         -------------------
                                                             Richard Siskind
                                                             President, CEO


                                                     ZI CORPORATION

                                                     By:/s/ Michael Lobsinger
                                                         -------------------
                                                            Michael Lobsinger
                                                            Chairman, CEO